UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 16, 2012 (Date of earliest event reported)
Eastern Light Capital, Incorporated (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12941 (Commission File Number)	94-3240473 (IRS Employer Identification Number)

100 Pine Street Suite 560, San Francisco, CA (Address of principal executive offices)		94111 (Zip Code)
415-693-9500 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Company intends to voluntarily file Form 15 on or about March 27, 2012 with the Securities and Exchange Commission to terminate its Registrant status. The Company is eligible to terminate its registration by filing Form 15 because it had fewer than 300 common shareholders of record at the beginning of its fiscal year.

The Company's Board of Directors authorized the termination of registration after careful consideration of the advantages and disadvantages of being a SEC reporting company.

On March 16, 2012 the Company issued a press release announcing the items described above. The full text of such press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Eastern Light Capital, Incorporated dated March 16, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2012	EASTERN LIGHT CAPITAL, INCORPORATED By: /s/ Richard J. Wrensen Richard J. Wrensen Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Eastern Light Capital, Incorporated dated March 16, 2012